Exhibit 10.3



                               Global Signal Inc.
                        Restricted Shares Award Agreement

This Restricted Shares Award Agreement (the "Agreement"), executed as of April 9, 2006, is entered into by and between Global Signal Inc., a Delaware Corporation with its principal office at 301 North Cattleman Road, Suite 300, Sarasota, Florida 34232 (the "Corporation"), and Jerry V. Elliott (the "Employee").

WHEREAS, the Corporation has established the Global Signal Inc. Omnibus Stock Incentive Plan (the "Plan"), a copy of which may be obtained by written or telephonic request to the Corporation's Secretary, and which Plan is made a part hereof;

WHEREAS, the Employee is a valued and trusted employee of the Corporation and the Corporation believes it to be in the best interests of the Corporation to secure the future services of the Employee by providing the Employee with an inducement to remain an employee of the Corporation or any of its affiliates or subsidiaries and through the grant of shares of common stock, par value $0.01 per share, of the Corporation (the "Common Stock"); and

WHEREAS, on April 10, 2006 (the "Grant Date") the Compensation Committee of the Board of Directors of the Corporation determined that the Employee be granted shares of the Common Stock subject to the restrictions stated below and as hereinafter set forth, effective upon the later of the execution by Employee of an employment agreement ("Employment Agreement") with Global Signal Services LLC subsidiaries and the first day of Employee's employment with Global Signal Services LLC ("Effective Date");

NOW, THEREFORE, in consideration of the covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1) Grant of Stock. Pursuant to Section 9 of the Plan, and subject to the terms and conditions of this Agreement and of the Plan, the Corporation hereby grants to the Employee two hundred thousand (200,000) shares of Common Stock, effective as of the Effective Date (the "Restricted Stock"). As more fully described below, the Restricted Stock granted hereby is subject to forfeiture by the Employee if certain criteria are not satisfied.

2) Vesting Schedule. The Corporation shall cause each certificate for Restricted Stock to be issued in Employee's name and such shares shall be fully paid and nonassessable and free from preemptive rights. The interest of the Employee in the Restricted Stock shall vest as to twenty percent (20%) such Restricted Stock on the Effective Date, and as to one-fourth of the remaining portion, or an additional twenty percent (20%), beginning on December 31, 2007, and on each succeeding December 31, so as to be 100% vested on December 31, 2010, conditioned upon the Employee's continued employment with the Corporation as of each vesting date. Notwithstanding the foregoing, the interest of the Employee in the Restricted Stock shall vest as to:

     a) An additional 20% of the Restricted Stock subject to this Grant upon a termination of the Employee's employment (i) by the Corporation other than for "Cause" or (ii) by the Employee for "Good Reason" ("Cause" and "Good Reason" each, as defined in the Employee's Employment Agreement with Global Signal Services LLC), (it being understood that the remainder of the Restricted Stock shall be forfeited to the Company in connection with any such termination of employment); or

     b) 100% of the then unvested Restricted Stock in the event of a "Change in Control" (as defined in Exhibit I to the Employment Agreement); or

     c) 100% of the then unvested Restricted Stock in the even of the Employee's death or, if, as provided in Section 4(g)(v) of the Employment Agreement, the Employee is determined to be Disabled. For purposes of this Agreement, the Employee will be considered "Disabled" or to have incurred a "Disability" if he is "disabled" as provided in Section 4(g)(v) of the Employee's Employment Agreement with Global Signal Services LLC.

     In the event Employee is a "specified employee" within the meaning of
     Section 409A(a)(2)(B)(i) of the Code, the vesting of the Restricted Stock shall be delayed in accordance with the provisions of such section to the extent necessary or appropriate to avoid adverse tax consequences under
     Section 409A of the Code.

3)   Restrictions.

     a) The Restricted Stock or rights granted hereunder may not be sold, pledged or otherwise transferred until the Restricted Stock becomes vested in accordance with Section 2. The period of time between the date hereof and the date Restricted Stock becomes vested, with respect to each portion of the Restricted Stock, is referred to herein as the "Restricted Period."

     b) If the Employee's employment with the Corporation is terminated for any reason, the Restricted Stock subject to the provisions of this Agreement which have not vested at the time of the Employee's termination of employment pursuant to Section 2 of this Agreement and the provisions of the Employment Agreement shall be forfeited by the Employee, and ownership transferred back to the Corporation.

4) Legend. All certificates representing any shares of Stock of the Corporation subject to the provisions of this Agreement shall have endorsed thereon the following legend:

THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE HAVE BEEN GRANTED AS RESTRICTED STOCK. WITHOUT THE PRIOR WRITTEN CONSENT OF THE CORPORATION, THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR ASSIGNED OR OTHERWISE ENCUMBERED OR DISPOSED OF UNLESS THE RESTRICTIONS SET FORTH IN THE UNVESTED STOCK AWARD AGREEMENT BETWEEN THE REGISTERED HOLDER OF THESE SHARES AND THE CORPORATION SHALL HAVE LAPSED.

     The Corporation may endorse such legend or legends upon the stock certificates for Restricted Stock and may issue such "stop transfer" instructions to its transfer agent in respect of such Restricted Stock as, in its discretion, it determines to be necessary or appropriate to: (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act of 1933, as amended; and (ii) implement the provisions of the Agreement and any agreement between the Corporation and the Employee.

5) Escrow. Upon execution of this Agreement, the certificate or certificates evidencing the Restricted Stock subject hereto together with the stock power, attached hereto as Exhibit A, shall be delivered to and deposited with the Secretary of the Corporation as Escrow Agent in this transaction. Such certificates are to be held by the Escrow Agent until termination of the Restricted Period, when they shall be released by said Escrow Agent to the Employee. The Corporation shall serve as attorney-in-fact for the Employee during the Restricted Period, with full power and authority in the Employee's name to assign and convey to the Corporation any Restricted Stock held by the Corporation for the Employee if the Employee forfeits the Restricted Stock under the terms of this Agreement. Upon the vesting of the Restricted Stock, the Corporation shall so notify the Secretary of the Corporation and the Secretary shall obtain from the Corporation stock certificates representing all such shares that have vested, which stock certificates shall not bear any restrictive endorsement making reference to this Agreement, and shall promptly issue and deliver such stock certificates, if any, to the Employee.

6) Employee Shareholder Rights. During the Restricted Period, the Employee shall have all the rights of a shareholder with respect to the Restricted Stock except for the right to transfer the Restricted Stock, as set forth in Section 3. Accordingly, the Employee shall have the right to vote the Restricted Stock and to receive any dividends paid to or made with respect to the Restricted Stock.

7) Permanent and Total Disability of Employee. In the event of the Disability of the Employee, all vested Restricted Stock shall be delivered to the Employee if legally competent or to a legally designated guardian or representative if the Employee is legally incompetent.

8) Death of Employee. In the event of the Employee's death after any vesting date but prior to the delivery to Employee in accordance with Section 5 above of certificates representing the shares which have vested, certificates representing such shares shall be delivered to the Employee's estate or designated beneficiary.

9) Taxes. Notwithstanding anything to the contrary, the release of the shares of Restricted Stock hereunder shall be conditioned upon Employee making adequate provision for federal, state or other withholding obligations, if any, which may arise upon the vesting of the Restricted Stock.

     Set forth below is a brief summary as of the Grant Date of certain United States federal tax consequences of the award of Restricted Stock. THIS SUMMARY DOES NOT ADDRESS SPECIFIC STATE, LOCAL OR FOREIGN TAX CONSEQUENCES THAT MAY BE APPLICABLE TO THE EMPLOYEE. THE EMPLOYEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

     TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT REGULATIONS, WE ADVISE YOU THAT, UNLESS OTHERWISE EXPRESSLY INDICATED, ANY FEDERAL TAX ADVICE CONTAINED IN THIS RESTRICTED SHARES AWARD AGREEMENT WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF (I) AVOIDING TAX-RELATED PENALTIES UNDER THE CODE OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TAX-RELATED MATTERS ADDRESSED HEREIN.

     Unless the Employee has filed a Section 83(b) election as discussed below, the Employee shall recognize ordinary income at the time or times the Restricted Stock vests in an amount equal to the fair market value of such shares on each such date.

     The Employee hereby acknowledges that he or she has been informed that, with respect to the grant of Restricted Stock, an election may be filed by the Employee with the Internal Revenue Service, within 30 days of the Grant Date, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), to be taxed currently on the fair market value of the Restricted Stock as of the Grant Date.

     THE EMPLOYEE ACKNOWLEDGES THAT IT IS THE EMPLOYEE'S SOLE RESPONSIBILTY AND NOT THE CORPORATION'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE EMPLOYEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVE TO MAKE THIS FILING ON THE EMPLOYEE'S BEHALF.

     BY SIGNING THIS AGREEMENT, THE EMPLOYEE REPRESENTS THAT HE OR SHE HAS REVIEWED WITH HIS OR HER OWN TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT HE OR SHE IS RELYING SOLELY ON SUCH ADVISORS AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE CORPORATION OR ANY OF ITS AGENTS. THE EMPLOYEE UNDERSTANDS AND AGREES THAT HE OR SHE (AND NOT THE CORPORATION) SHALL BE RESPONSIBLE FOR ANY TAX LIABILITY THAT MAY ARISE AS A RESULT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

10)      Miscellaneous.

     a) The Corporation shall not be required (i) to transfer on its books any shares of Stock of the Corporation which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

     b) The parties agree to execute such further instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.

     c) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon delivery to the Employee at his or her address then on file with the Corporation.

     d) Neither the Plan, the granting of this Restricted Shares Award, this Restricted Shares Award Agreement nor any other action taken pursuant to the Plan or this Restricted Shares Award Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that the Employee has a right to continue to provide services as an officer or employee of the Company or any Parent, Subsidiary or affiliate of the Company for any period of time or at any specific rate of compensation. Further, the Company may at any time dismiss the Employee, free from any liability or any claim under the Plan or this Restricted Shares Award Agreement, except as otherwise expressly provided herein or in the Employment Agreement.

     e) This Agreement and the Plan contain the entire understanding and agreement of the parties concerning the subject matter hereof, and supersede all earlier negotiations and understandings, whether written or oral, between the parties with respect thereto. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated by reference into this Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. By signing this Agreement, the Employee confirms that he or she has received a copy of the Plan and has had an opportunity to review the contents thereof. Notwithstanding any provision of this Agreement to the contrary, in the event that there is a conflict between this Agreement and the Employment Agreement, the Employment Agreement shall control.

     f) Any dispute regarding the interpretation of this Agreement shall be submitted by Employee or the Corporation to the Corporation's Board of Directors for review. The resolution of such a dispute by the Corporation's Board of Directors shall be final and binding on the Corporation and the Employee.

     g) This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to agreements wholly to be executed and to be performed therein. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     h) Any dispute, claim, controversy or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or validity thereof, shall be brought exclusively in any Federal or State court in the State of New York, County of New York. Both parties hereto expressly and irrevocably submit to the jurisdiction of said courts and irrevocably waive any objection which either of them may now or hereafter have to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement brought in such courts, irrevocably waive any claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum and further irrevocably waive the right to object, with respect to such claim, action, suit or proceeding brought in any such court, that such court does not have jurisdiction over such party. The parties hereto hereby irrevocably consent to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York. Nothing contained herein shall affect the right to serve process in any manner permitted by law.

     i) The Corporation may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Corporation. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon the Employee and Employee's heirs, executors, administrators, legal representatives, successors and assigns.

     j) Employee hereby acknowledges receipt of a copy of this Agreement. Employee has read and understands the terms and provisions thereof, and accepts the Restricted Stock subject to all the terms and conditions of this Agreement.

     k) This Restricted Shares Award Agreement shall not be effective unless Employee executes and delivers a Non-Compete, Non-Solicitation and Confidentiality Agreement in the form attached as Exhibit III to the Employment Agreement.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed by a duly authorized officer and the Employee has hereunto affixed his or her hand the day and year first above written.


                              Global Signal Inc.


                              By: /s/ Wesley R. Edens
                                  ----------------------------------
                              Name:  Wesley R. Edens
                              Title: Chairman of the Board



                              Employee


                              /s/ Jerry V. Elliott
                              --------------------------------------
                              Name: Jerry V. Elliott

                                    EXHIBIT A
                                    ---------



                                   STOCK POWER
                                   -----------



FOR VALUE RECEIVED, __________________________________________ ("Employee"),

hereby sells, assigns, transfers and conveys unto

_______________________________________________, ______________________ shares of the Common Stock, par value $0.01 per share, of Global Signal Inc., a

Delaware corporation (the "Company"), standing in Employee's name on the books of the Company represented by Certificate No. ________ herewith, and do hereby irrevocably constitute and appoint ________________________________________

attorney to transfer the said stock on the books of the Company with full power of substitution in the premises. The authority granted by this Stock Power shall be limited (i) to the shares of Restricted Stock granted to Employee in accordance with the Restricted Shares Award Agreement between the Company and

Employee, dated as of _____________________, 2006, to which this Stock Power is

"Exhibit A" (the "Agreement") and (ii) to exercise solely in the accordance with the provisions of the Agreement, including Section 5 thereof.

By:
    ----------------------------------------

Name:
      --------------------------------------

Dated:
       -------------------------------------